                                                                    EXHIBIT 10.2


                                                           Execution Counterpart


                                 AMENDMENT NO. 1


                  AMENDMENT NO. 1 dated as of September 13, 2002 among GOODRICH CORPORATION, a New York corporation (the "Company"), the lenders party to the Credit Agreement referred to below (the "Lenders"), and CITIBANK, N.A. ("Citibank"), as paying agent (in such capacity, together with its successors in such capacity, the "Paying Agent").

                  The Company, the Lenders and the Paying Agent are parties to a $1,500,000,000 364-Day Credit Agreement dated as of July 30, 2002 (as from time to time amended, the "Credit Agreement"). The Company has requested the Lenders to amend the Credit Agreement in certain respects, and the Lenders are willing so to amend the Credit Agreement, as hereinafter set forth. Accordingly, the parties hereto hereby agree as follows:

                  Section 1. Definitions. Except as otherwise defined in this Amendment No. 1, terms defined in the Credit Agreement are used herein as defined therein.

                  Section 2. Amendments. Subject to the Paying Agent's receipt of counterparts this Amendment No. 1 duly executed by all of the parties hereto, but effective as of the date hereof, the Credit Agreement is amended as follows:

                  A. Applicable Margin. The definition of "Applicable Margin" in
         Section 1.01 of the Credit Agreement is amended to read in its entirety as follows:

                           ""Applicable Margin" means (a) for Eurocurrency Rate
                  Advances, as of any date, a percentage per annum determined by reference to the Public Debt Rating and Leverage Ratio in effect on such date as set forth below:

-------------------------------------------------------------------------------------------------------------------------
      Public Debt Rating           Applicable Margin for         Applicable Margin for         Applicable Margin for
         S&P/Moody's             Eurocurrency Rate Advances    Eurocurrency Rate Advances    Eurocurrency Rate Advances
                                When Leverage Ratio is Less      When Leverage Ratio is        When Leverage Ratio is
                                       than 3.50 to 1           Equal to or Greater than      Equal to or Greater than
                                                                3.50 to 1 and less than              3.75 to 1
                                                                       3.75 to 1
-------------------------------------------------------------------------------------------------------------------------
Level 1
-------
BBB+ or Baa1                               0.650%                        0.900%                        1.025%
-------------------------------------------------------------------------------------------------------------------------
Level 2
-------
BBB or Baa2                                0.725%                        0.975%                        1.100%
-------------------------------------------------------------------------------------------------------------------------
Level 3
-------
BBB- and Baa3                              1.200%                        1.450%                        1.575%
-------------------------------------------------------------------------------------------------------------------------
Level 4
-------
Lower than Level 3                         1.625%                        1.875%                        2.000%
-------------------------------------------------------------------------------------------------------------------------

                                Amendment No. 1
                                ---------------
                  and (b) for Base Rate Advances, as of any date, a percentage per annum determined by reference to the Public Debt Rating and Leverage Ratio in effect on such date as set forth below:

-------------------------------------------------------------------------------------------------------------------------
      Public Debt Rating           Applicable Margin for         Applicable Margin for         Applicable Margin for
         S&P/Moody's              Base Rate Advances When       Base Rate Advances When       Base Rate Advances When
                                     Leverage Ratio is             Leverage Ratio is        Leverage Ratio is Equal to
                                    Less than 3.50 to 1        Equal to or Greater than     or Greater than 3.75 to 1
                                                                  3.50 to 1 and less
                                                                    than 3.75 to 1
-------------------------------------------------------------------------------------------------------------------------
Level 1
-------
BBB+ or Baa1                               0.000%                        0.000%                        0.000%
-------------------------------------------------------------------------------------------------------------------------
Level 2
-------
BBB or Baa2                                0.000%                        0.000%                        0.000%
-------------------------------------------------------------------------------------------------------------------------
Level 3
-------
BBB- and Baa3                              0.000%                        0.000%                        0.075%
-------------------------------------------------------------------------------------------------------------------------
Level 4
-------
Lower than Level 3                         0.000%                        0.375%                        0.500%
-------------------------------------------------------------------------------------------------------------------------

                  The Applicable Margin for each Advance shall be determined by reference to the Public Debt Rating and the Leverage Ratio in effect from time to time, and shall be adjusted on the basis of the Leverage Ratio upward or downward on the third Business Day following delivery of the certificate referred to in
                  Section 5.01(k)(iv); provided, that the Leverage Ratio shall be deemed to be greater than 3.75 to 1 for so long as the Company has not delivered such certificate as required under
                  Section 5.01(k)(iv)."

                  B. EBITDA. The definition of "EBITDA" in Section 1.01 of the Credit Agreement is amended by inserting after the words "interest expense" in the second line thereof the words "and distributions on trust preferred securities".

                  C. Conditions Precedent to the Initial Borrowing. Section 3.02(a) of the Credit Agreement is amended to read in its entirety as follows:

                           "(a) The Lenders shall have received copies,
                  certified by an authorized officer of the Company, of all material filings made with any governmental authority in connection with the Transactions that are reasonably requested by the Paying Agent or its counsel on reasonable notice prior to the initial Borrowing."


                                Amendment No. 1
                                ---------------

                  D. Leverage Ratio Definition. A new definition of "Leverage Ratio" is added in its correct alphabetical location in Section 1.01 of the Credit Agreement to read in its entirety as follows:

                           ""Leverage Ratio" means the ratio of (a) Debt of the
                  Company and its Consolidated Subsidiaries as of any date to
                  (b) EBITDA of the Company and its Consolidated Subsidiaries for the four fiscal quarters ended on or immediately prior to such date."

                  E. Consolidated Net Worth. Section 5.01(e) of the Credit Agreement is amended to read in its entirety as follows:

                           "(e) Consolidated Net Worth. The Company will at all
                  times keep and maintain Consolidated Net Worth at an amount not less than the sum of (i) $900,000,000 plus (ii) 50% of any positive Consolidated Net Income, which Consolidated Net Income shall be computed on a cumulative basis as of the last day of each fiscal year beginning with the fiscal year ending December 31, 2002 (for the purposes of this Section 5.01(e), Consolidated Net Income which is a deficit for any fiscal year shall be deemed to be zero) minus (iii) up to $285,000,000 of non-cash charges taken through Other Comprehensive Income in accordance with GAAP in 2002 related to potential underfunding of the Company's defined benefit pension plans plus (iv) up to $285,000,000 of any reversals recorded through Other Comprehensive Income in accordance with GAAP in 2003 and/or any subsequent years of non-cash charges actually taken in 2002 pursuant to clause (iii) of this Section 5.01(e)."

                  F. Leverage Ratio. Section 5.01(f) of the Credit Agreement is amended to read in its entirety as follows:

                              "(f) Leverage Ratio. The Company will maintain a
                  Leverage Ratio of not greater than 4.00 to 1 until June 29, 2003, 3.75 to 1 from June 30, 2003 through September 29, 2003 and 3.50 to 1 after September 29, 2003."

                  G. General. References in the Credit Agreement to "this Agreement" (including indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

                  Section 3. Representations and Warranties. The Company hereby represents and warrants to the Paying Agent and the Lenders that its making and performance of this Amendment No. 1 have been duly authorized by all necessary corporate action; the representations and warranties contained in Section 4.01 of the Credit Agreement are correct on and as of the date


                                Amendment No. 1
                                ---------------
hereof as though made on and as of such date (except to the extent that any expressly relate to any earlier date); and no event has occurred and is continuing that constitutes a Default.

                  Section 4. Miscellaneous. Except as expressly herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.



























                                Amendment No. 1
                                ---------------

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed by their respective officers thereunto duly authorized, as of the date first above written.



                                           GOODRICH CORPORATION



                                           By __________________________________
                                              Title:



                                           By __________________________________
                                              Title:




                                           CITIBANK, N.A.,
                                             as Paying Agent



                                           By __________________________________
                                              Title:













                                Amendment No. 1
                                ---------------